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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2001
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                               Indigo Energy, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                       000-32467                 13-4105842
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



  535 Westgate Drive, Napa, California                          94558
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code: (707) 254-9302
                                                   ---------------

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

     On January 4, 2001, the Securities and Exchange Commission declared effective the Company's Registration Statement on Form SB-2 (Reg. No. 333-42026). The Company is filing herewith its audited financial statements for the period from March 8, 2000 (inception) to December 31, 2000, attached hereto as Exhibit 99.1 and incorporated by reference.

     During the first quarter of 2001, the Company sold 1,000,000 shares of the Company's common stock at $0.25 per share pursuant to an SB-2 Registration Statement that was declared effective by the Securities and Exchange Commission on January 4, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

5.1 Consent of Freeman & Davis LLP.

99.1 Audited Financial Statements of the Registrant for the period ended December 31, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Indigo Energy, Inc.

                                        By: /s/ Christopher Gabrys
                                           -------------------------------------
                                           Christopher Gabrys
                                           President and Director

Dated:  May 15, 2001